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                                                                   Exhibit 99.17

                              EMPLOYMENT AGREEMENT

     This Employment Agreement ("AGREEMENT") is entered into as of June 16, 2005 (the "EFFECTIVE DATE"), by and between Vista.com, Inc., a Washington corporation (the "COMPANY"), and Mark LeMay ("EMPLOYEE").

     The parties agree as follows:

     1. EMPLOYMENT. The Company hereby employs Employee through its wholly-owned subsidiary, Jadeon, Inc. ("JADEON"), and Employee hereby accepts such employment, upon the terms and conditions set forth in this Agreement.

     2. DUTIES.

          2.1 POSITION. Employee shall report directly to the Company's President or Chief Executive Officer and perform such duties as are customary for the position of Division Executive. Employee shall devote Employee's full business time and efforts to the performance of Employee's assigned duties for the Company, provided, however, that Employee, subject to the approval of the President, Chief Executive Officer or the Company's Board of Directors (the "BOARD"), may devote reasonable periods of time to (a) serving on the boards of directors of other corporations, and (b) engaging in charitable or community service activities, so long as none of the foregoing additional activities materially interferes with Employee's duties under this Agreement.

          2.2 WORK LOCATION. Employee's principal place of work shall be located in Irvine, California, or such other location as the parties may agree upon from time to time.

     3. TERM. The employment relationship pursuant to this Agreement shall be for an initial term (the "INITIAL TERM") commencing on the Effective Date set forth above and continuing until the earlier of (i) two (2) years from the Effective Date or (ii) the date on which Employee exercises his right to repurchase all of the outstanding shares of Jadeon pursuant to Article X of that certain Stock Purchase Agreement by and between the Company and Employee dated as of May 17, 2005, as amended, and may be terminated by Employee or the Company at any time, with or without Cause (as defined in Section 7.1) or for Good Reason (as defined in Section 7.2), subject to the provisions regarding termination set forth in Section 7; provided, however, that the employment relationship pursuant to this Agreement shall be automatically renewed for additional twelve-month terms, unless either party gives the other notice of intention to terminate not less than sixty (60) days prior to the end of the Initial Term or any renewal period thereof.

     4. COMPENSATION.

          4.1 BASE SALARY. As compensation for Employee's performance of Employee's duties under this Agreement, the Company shall pay Employee a base salary ("BASE SALARY"), at a monthly rate, initially, of $10,416.67 (which equals $125,000.00 per year), payable in accordance with the normal payroll practices of the Company, less required deductions for state and federal withholding tax, social security and all other employment taxes and payroll deductions.

          4.2 INCENTIVE COMPENSATION. If, during the period commencing from the Effective Date through June 16, 2015, cumulative Gross Revenues exceed $60,000,000 in the aggregate (such excess Gross Revenues shall be referred to herein as the "EXCESS GROSS REVENUES"), the Company shall pay Employee a commission equal to the lesser of the following: (a) 10.0% of any such Excess Gross Revenues recognized by Jadeon for such period, or (b) 100% of Jadeon's net income plus amortization


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for such period, calculated consistently with generally accepted accounting principles, as applied by the Company (the "COMMISSION PAYMENT"), payable on quarterly basis, less required deductions for state and federal withholding tax, social security and all other employment taxes and payroll deductions. For purposes of this Agreement, "GROSS REVENUES" means the gross revenues recognized by Jadeon from the sales of its products and services from the business conducted by Jadeon, excluding costs of all hardware sales of Jadeon that are sold as part of a system installation, in all cases calculated consistently with generally accepted accounting principles, as applied by the Company. In no event shall Employee be entitled to any Commission Payment for any Excess Gross Revenues received by Jadeon or the Company after June 16, 2015. The parties acknowledge and agree that Jadeon's results of operations will be included in the consolidated financial statements of the Company, and, as a result, the parties agree that, for purposes of calculating Jadeon's net income plus amortization, Jadeon will be assigned its reasonable portion of the general and administrative costs of the Company, as determined by the Company's independent auditors, provided that the amount of such general and administrative costs assigned to Jadeon shall not exceed $20,000 per month.

          4.3 PERFORMANCE AND SALARY REVIEW. The Board will periodically review Employee's performance on no less than an annual basis to determine whether Employee's salary or other compensation will be adjusted. Adjustments to salary or other compensation, if any, will be made by the Board in its sole and absolute discretion.

          4.4 VACATION. Employee shall accrue three (3) calendar weeks of paid vacation in each year of this Agreement in addition to regular Company holidays. Vacation may be carried over to the following year and shall not be deemed forfeited if unused, provided, however, that Employee may not accrue more than four (4) calendar weeks of vacation.

     5. BENEFITS AND INSURANCE. Employee shall be entitled to all health insurance and other benefits that the Company may make generally available from time to time to its employees.

     6. BUSINESS EXPENSES. The Company shall pay, or promptly reimburse, the Employee for all reasonable, out-of-pocket business expenses incurred in the performance of Employee's duties on behalf of Company for which Employee submits appropriate supporting documentation.

     7. TERMINATION OF EMPLOYEE'S EMPLOYMENT.

          7.1 TERMINATION FOR CAUSE BY COMPANY. The Company may terminate Employee's employment at any time for Cause. For purposes of this Agreement, "CAUSE" is defined as: (a) acts constituting willful misconduct on the part of Employee with respect to Employee's obligations or otherwise relating to the business of Company, including any wilful breach of this Agreement or the Employee Nondisclosure and Assignment Agreement entered into by Employee at the commencement of his employment with Jadeon (the "EMPLOYEE NDA"), which breach is not cured within ten (10) days following written notice specifying the breach of this Agreement or the Employee NDA given by Employee to the Company; or (b) Employee's conviction or entry of a plea of nolo contendere for fraud or embezzlement, any felony, or any crime involving moral turpitude. In the event Employee's employment is terminated in accordance with this Section 7.1, Employee shall be entitled to receive only (i) the Base Salary then in effect, prorated to the actual date of Employee's termination of employment with Jadeon or the Company (the "TERMINATION DATE"), and (ii) accrued but unused vacation as of the Termination Date, less applicable withholdings. All other Company obligations to Employee, including but not limited to, any bonus or other compensation, as described in Sections 4.2, or Severance (as defined in Section 7.2), will automatically terminate and be completely extinguished as of the Termination Date.


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          7.2 TERMINATION WITHOUT CAUSE OR VOLUNTARY RESIGNATION WITH GOOD
REASON. If the Company terminates Employee's employment without Cause (as defined in Section 7.1) or if Employee terminates his employment for Good Reason (defined as (i) the removal of Employee from the executive office set forth in Section 2.1 above, without Employee's consent, or (ii) any significant diminution, without Employee's consent, in the nature or scope of the authorities, powers, functions, duties or compensation attached to such executive office; or (iii) any material breach by the Company of any of its obligations under this Agreement, which breach is not cured within ten (10) days following written notice specifying the breach given by Employee to the Company), upon Employee's compliance with Section 7.4, Employee will be entitled to receive the following, less applicable withholdings: (a) the greater of (i) Employee's Base Salary then in effect for the remainder of the Initial Term or
(ii) an amount equal to one (1) year of Employee's Base Salary then in effect, in either case payable in accordance with the Company's normal payroll practices; (b) all accrued but unused vacation; and (c) Commission Payments, if any, payable in accordance with Section 4.2 (together, "SEVERANCE"). All other Company obligations to Employee pursuant to this Agreement will automatically terminate and be completely extinguished.

          7.3 VOLUNTARY RESIGNATION BY EMPLOYEE WITHOUT GOOD REASON. Employee may voluntarily resign his position with Company at any time on sixty (60) days' advance written notice without Good Reason. In the event of Employee's resignation without Good Reason, Employee will be entitled to receive only (i) the Base Salary then in effect, prorated to the Termination Date, and (ii) accrued but unused vacation as of the Termination Date. All other Company obligations to Employee pursuant to this Agreement will become automatically terminated and completely extinguished.

          7.4 EMPLOYEE'S EXECUTION OF RELEASE. The payment of Severance described in Section 7.2 is expressly contingent upon Employee's signing a full and general release of any and all claims against the Company and its officers, directors, investors and affiliates.

          7.5 TERMINATION UPON DEATH OR DISABILITY. In the event that Employee's employment terminates as a result of his death or Disability (as defined below), upon Employee's or Employee's heirs or estate's compliance with Section 7.4, Employee or his heirs or estate will be entitled to receive Severance as described in Section 7.2. For purposes of this Agreement, "DISABILITY" shall mean the inability of Employee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of Employee's position with the Company because of sickness or injury of Employee.

          7.6 OFFSETS. Upon termination of Employee's employment for any reason, Employee acknowledges and agrees that the Company will have the right to offset from Employee's final paycheck or from any other amounts due Employee any amounts due and owing the Company. Such offsets shall include, but not be limited to, the Book Value of any asset loaned to the Employee, but that has not been returned to the Company before or on the Termination Date. For purposes of this Section 7.6, "BOOK VALUE" shall be defined as the amount carried on the balance sheet of the Company at the time of the Termination Date, provided, that if the asset is not depreciated according to generally accepted accounting principles, the value of the loaned asset shall be the replacement value of the asset at the time of the Termination Date.

     8. AGREEMENT TO ARBITRATE AND GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California as though made and to be fully performed in that State. Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in accordance with the Employment Arbitration Rules of the American Arbitration Association then in effect (the "AAA RULES"), conducted by one arbitrator either mutually agreed upon by the Company and Employee or chosen in accordance with the AAA Rules, except that the parties shall have any right to discovery as would be permitted by the Federal Rules of


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Civil Procedure for a period of ninety (90) days following the commencement of such arbitration and the arbitrator thereof shall resolve any dispute which arises in connection with such discovery. The prevailing party shall be entitled to costs, expenses, and reasonable attorneys' fees, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, this arbitration provision shall not apply to any disputes or claims relating to or arising out of the misuse or misappropriation of the Company's trade secrets or proprietary information.

     9. GENERAL PROVISIONS.

          9.1 SUCCESSORS AND ASSIGNS. The rights and obligations of Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. Employee shall not be entitled to assign any of Employee's rights or obligations under this Agreement.

          9.2 WAIVER. Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, or prevent that party thereafter from enforcing each and every other provision of this Agreement.

          9.3 SEVERABILITY. In the event any provision of this Agreement is found to be unenforceable by an arbitrator or court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to allow enforceability of the provision as so limited, it being intended that the parties shall receive the benefit contemplated in this Agreement to the fullest extent permitted by law. If a deemed modification is not satisfactory in the judgment of such arbitrator or court, the unenforceable provision shall be deemed deleted, and the validity and enforceability of the remaining provisions shall not be affected.

          9.4 INTERPRETATION; CONSTRUCTION. The headings set forth in this Agreement are for convenience only and shall not be used in interpreting this Agreement. Both parties have participated in the negotiation of this Agreement. Therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          9.5 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (a) by personal delivery when delivered personally; (b) by overnight courier upon written verification of receipt; (c) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth below, or such other address as either party may specify in writing.

          9.6 EMPLOYEE POLICIES. Employee agrees to comply with all Company policies and procedures as adopted from time to time. Without limiting the foregoing, Employee expressly acknowledges that the Company is committed to maintaining a drug and alcohol-free workplace. Employee consents to drug and alcohol testing when such testing is required for any particular client engagement, and authorizes release of such test results to the Company and such client and their designated agents. Employee further releases the Company from any and all claims, demands or liabilities that may arise in connection with the administration of any drug and alcohol test or use of the test results.

          9.7 SURVIVAL. Section 7 ("Termination of Employee's Employment"),
Section 8 ("Agreement to Arbitrate and Governing Law") and Section 9 ("General Provisions") of this Agreement shall survive Employee's employment by the Company.


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          9.8 INJUNCTIVE RELIEF. Employee acknowledges that the Company will suffer immediate and irreparable harm, which will not be compensable by damages alone, if Employee repudiates or breaches any of the provisions of this Agreement, or threatens or attempts to do so. If any such actual, threatened or attempted repudiation or breach occurs, Employee agrees and stipulates that the Company, in addition to and not in limitation of any other rights, remedies or damages available to it at law or in equity, shall be entitled to obtain temporary, preliminary and permanent injunctions to prevent or restrain any such breach, and the Company shall not be required to post a bond as a condition for the granting of such relief.

          9.9 ENTIRE AGREEMENT. This Agreement and the Employee NDA, constitute the entire agreement between the parties relating to this subject matter and supersede all prior or simultaneous representations, discussions, negotiations, and agreements, whether written or oral. This Agreement may be amended or modified only with the written consent of Employee and a duly authorized officer of the Company. No oral waiver, amendment or modification will be effective under any circumstances whatsoever.

THE PARTIES TO THIS AGREEMENT HAVE READ THE FOREGOING AGREEMENT AND FULLY UNDERSTAND EACH AND EVERY PROVISION. WHEREFORE, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATES SHOWN BELOW.

                                        MARK LEMAY


Dated:
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                                        Address:

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                                        VISTA.COM, INC.


Dated:                                  By:
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                                            (signature)

                                            ------------------------------------
                                            (print name)

                                        Its:
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